Exhibit 99.1

Corporate Presentation May 2021 NASDAQ: VSTM

2 This presentation includes forward-looking statements about, among other things, Verastem Oncology’s programs and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology’s product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including defactinib in combination with VS-6766; the occurrence of adverse safety events and/or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates Additional information regarding these factors can be found in Verastem Oncology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors that May Affect Future Results,” as well as in our subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. Safe Harbor Statement

3 We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer VS-6766 (RAF/MEKi) and defactinib (FAKi) are clinically active against RAS mutant cancers 30% of all human cancers are driven by mutations in RAS family of genes; VS-6766 combinations broadly applicable across a variety of tumor types, with preclinical synergy shown with an extensive number of agents including KRAS G12C inhibitors Monetization of COPIKTRA® (duvelisib) provides funding until at least 2024 Cash Balance of $127.1 million, as of Mar. 31, 2021 Debt reduced from approx. $185M to $28M (2019-2020) Annual operating expense forecast of approximately $50 million New lead clinical program has best-in-class potential Significant downstream market opportunity and blockbuster potential Strong balance sheet Rapid development paths to market Validating clinical results achieved in KRAS mutant low-grade serous ovarian cancer (LGSOC), strong signal in KRAS mutant G12V NSCLC; registration-directed trials initiated in 4Q 2020; FDA Breakthrough Therapy Designation in LGSOC Well Positioned to Capitalize on Growth Opportunities

4 Verastem Oncology Strategic Transformation November 2020: Initiated registration-directed ph. 2 study in LGSOC September 2020: Divested global rights to Copiktra to Secura Bio February 2020: PIPE financing based on data for new clinical program January 2020: In-licensed global rights to VS-6766, best-in-class RAF/MEK inhibitor, from Chugai December 2020: Initiated registration-directed ph. 2 study in NSCLC

VS-6766 RAF/MEK Inhibitor Program Overview

6  Unique dual RAF/MEK targeting mechanism of action  Best-in-class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes  Novel intermittent dosing schedule; convenient oral regimen  Clear signals of clinical activity in various RAS-driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors  Strong preclinical and clinical synergy data in combination with other agents targeting RAS pathway and parallel pathways VS-6766 is a differentiated, best-in-class asset potentially applicable across multiple patient populations

# High Priority Lead Indications with Multiple Growth Opportunities

## High Priority Registration Indications

Registration-Directed Trials Initiated in 4Q20

- LGSOC[1,2]
- $KRAS^{G12V}$ NSCLC[1,2]

## Additional Indication Opportunities

- Pancreatic[1,2] (10 pt cohort initiated)
- KRAS mt endometrioid[1] (10 pts initiated)
- Uveal Melanoma[2] (IST initiated)
- Melanoma[1,2]
- Colorectal[1]


Registration-Directed
Additional Indications
VS-6766
Mutations
Additional Combos

## Mutation Opportunities

- KRAS mutations[1,2]
- BRAF & NRAS mutations[1,2]
- NF1 mutations
- GNAQ mutations[2]

## Other VS-6766 Combinations

- Everolimus[1,2]
- KRAS G12C inhibitor[2]
- SHP2 or SOS1 inhibitor[2]
- CDK4/6 inhibitor[2]
- EGFR inhibitor[2]
- Anti-PD-1[1]

[1] Supported by clinical data
[2] Supported by preclinical data

7

8 Robust Pipeline Targeting the RAS Pathway and Multiple Growth Opportunities RAMP 201 study = NCT04625270 RAMP 202 study = NCT04620330 FRAME study = NCT03875820 *Pre-clinical studies ongoing in multiple KRAS mutant tumors FDA Breakthrough Therapy Designation for VS-6766 + defactinib

# VS-6766 is a Unique Small Molecule RAF/MEK Inhibitor


Growth factors
RTK
RAS
RAF
MEK
ERK
Tumor Growth

- VS-6766 inhibits both MEK & RAF kinase activities
- MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK-dependent feedback inhibition of RAF
- By inhibiting RAF phosphorylation of MEK, VS-6766 has advantage of not inducing pMEK
- VS-6766 inhibits ERK signaling more completely; may confer enhanced therapeutic activity


MEK1
$IC_{50}$: 0.16 ± 0.043 µmol/L
% Inhibition
VS-6766 conc. (µmol/L)
RAF family
$IC_{50}$(CRAF●): 0.056 ± 0.016 µmol/L
$IC_{50}$(BRAF □): 0.019 ± 0.0030 µmol/L
$IC_{50}$(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L
% Inhibition
VS-6766 conc. (µmol/L)


VS-6766
PD0325901
0 0.01 0.03 0.1 0.3 1 3 10
0 0.01 0.03 0.1 0.3 1 3 10
pMEK
MEK
pERK
ERK

Reference: Ishii et al., *Cancer Res*, 2013; Lito et al., *Cancer Cell*, 2014; Blasco, R. B. et al. *Cancer Cell* (2011); Sanclemente, M. et al. *Cancer Cell* (2018)

9

# Vertical Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors



Growth factors
RTK
EGFRi
FGFRi
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
VS-6766
MEKi
MEK
ERKi
ERK
Tumor Growth

- Current Challenges
  - Blocking any single target in the pathway is insufficient for maximum depth and duration of anti-tumor efficacy
    - e.g.,, SHP2i, KRAS-G12Ci, RAFi, MEKi, ERKi
  - Vertical inhibition concept is now well established
    - Necessary to block more than 1 target in the pathway
  - Many of these agents (e.g., SHP2i, MEKi) have poor tolerability as monotherapy and in combination

- Solutions offered by VS-6766
  - Vertical inhibition (RAF and MEK blockade) in a single drug
  - Best-in-class tolerability with established twice weekly dosing regimen
    - Should enable tolerable combinations
  - Compelling synergy data (preclinical) emerging for VS-6766 combinations (e.g., with KRAS-G12C inhibitors)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

10

# Parallel Pathway Blockade: Establishing VS-6766 as the backbone of therapy for RAS pathway-driven tumors

Verastem Oncology


Growth factors
Extracellular Matrix
RTK
Integrin
β
α
EGFRi
FGFRi
FAK
FAKi
P
SRC
SHP2i
SOS1i
G12Ci
RAS
RAFi
RAF
VS-6766
PI3K
MEKi
MEK
AKT
AKTi
ERKi
ERK
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth

- Current Challenges
  - Blocking Ras pathway can be circumvented through parallel pathways
    - e.g. PI3K/AKT/mTOR, FAK, RhoA, YAP
  - Combinations of MEKi + AKTi have shown poor tolerability
- Solutions offered with VS-6766
  - Good tolerability with twice weekly VS-6766 opens up intermittent dosing options for combinations
  - Compelling preclinical synergy data with VS-6766 in combination with FAK inhibition and with AKT pathway inhibition (e.g. everolimus)
  - RP2D established for VS-6766 + defactinib and for VS-6766 + mTORi (everolimus) with twice weekly regimen (Udai Banerji, 3Q20)

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

11

VS-6766 +/- Defactinib in Low-Grade Serous Ovarian Cancer

13 Favorable Tolerability Profile with Novel Intermittent Dosing Regimen VS-6766 monotherapy Daily at MTD N=6 28-day cycle RP2D VS-6766 monotherapy 4mg twice weekly N=26 28-day cycle RP2D (VS-6766 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28-day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard-Poirier, et al. ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients Summary of FRAME Safety Profile Most Adverse Events (AE) were Grade 1/2 Few patients have discontinued due to AEs in the study

14 Treatment Related Adverse Events Details* (≥10% patients in cohort 3.2mg 6766 and Def 200mg) VS-6766 4mg Twice Weekly (4 wks of every 4 wks)1 n=22 VS-6766 3.2mg Twice Weekly Def 200mg BID (3 wks of every 4 wks)2 n=38 Gr1/2 Gr3/4 Gr1/2 Gr3/4 Rash 15 5 32 2 CK Elevation 13 2 19 2 AST Elevation 1 13 Hyperbilirubinemia 14 1 Visual Disturbance 13 9 ALT Elevation 2 5 Diarrhoea 6 1 14 1 Fatigue 5 1 8 1 Oral Mucositis^ 7 1 11 Nausea 5 5 Vomiting 2 4 Peripheral Edema 9 10 Paronychia 3 4 Thrombocytopenia 6 Pruritus 3 0 5 Favorable Tolerability Profile at Recommended Phase 2 dose for VS-6766 plus defactinib combination regimen *AEs were graded by NCI CTC v4; highest grade only recorded for each patient; AEs presented in ≥10% Patient (cohort 3.2mg 6766 and Def 200mg) data preliminary and subject to change; ^also includes glossitis/mouth ulcers References: 1 Data on file VS-6766 Investigator’s Brochure; 2Banerji, Q4 2020 report Summary of FRAME Safety Profile  Most Adverse Events (AE) were Grade 1/2  Few patients have discontinued due to AEs in the study RP2D  VS-6766 3.2 mg oral twice wkly (3 wks of every 4 wks)  Defactinib 200 mg oral BID (3 wks of every 4 wks)

15 VS-6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC with Expanded Number of Patients (n=17) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (months) R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS - G12V FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS G12D FRA101028 - Undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment • KRAS-G12 mutations ORR = 56% (5/9); data still maturing • Current ORR = 41% (7/17); data still maturing • 9/17 (53%) still on study1 • 3 pts on treatment for ~2 yrs or more 1 Data cutoff date August 17, 2020 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 FRA101015 FRA101012 FRA101038 FRA101037 FRA101035 FRA101007 FRA102010 FRA101033 FRA101032 FRA101028 FRA101024 FRA101025 FRA101019 FRA101014 FRA101009 FRA101001 FRA101002 Time on Treatment (months) * * * * * # * * * # * G12A G12V G12D G12D G12D WT WT Undocumented D33E, I24N G12D G12D WT G12D WT WT WT G12V Time on Treatment        Previous MEK inhibitor treatment Continuing on treatment * Approaching PR # Time to response  Partial Response Stable Disease + + + + + + At 4.0 mg VS-6766

16 In an updated Dec. 2020 read-out (n=24), ORR data has continued to strengthen, in both KRAS mt and KRAS wt patients, with a consistent safety profile  Overall response rate (ORR) is 52% (11 of 21 response evaluable patients) ▪ KRAS mutant ORR at 70% (7 of 10 response evaluable patients) ▪ KRAS wild-type ORR at 44% (4 of 9 response evaluable patients) ▪ KRAS status undetermined ORR at 0% (0 of 2 response evaluable patients)  As reported previously, the most common side effects seen in the study were rash, creatine kinase elevation, nausea, hyperbilirubinemia and diarrhea, most being NCI CTC Grade 1/2 and all were reversible  Additional data is anticipated to be shared at a medical meeting in 2H 2021

17  31-35% discontinuation rate with MEK inhibitors due to AEs  Few discontinuations in the FRAME study due to AEs Low-Grade Ovarian Cancer – Treatment Algorithm1 Observe only Pt Chemo Combo: Carbo-Pt + Paclitaxel (preferred) + Beva for Stage II-IV (incl maintenance Beva) OR Hormonal Tx (2B)  Pt-Chemo combo +/- Beva  Trametinib  Fulvestrant Recurrence  Taxane or gemcitabine, or doxorubicine, or topotecan +/- Beva  Trametinib  Fulvestrant LGSOC: Limited Treatment Options with High Unmet Need 1 NCCN guidelines 2 Gershenson, et al. ESMO 2019. 3 Farley, et al. Lancet Oncology, 2013. 4 Grisham, Monk, Banerjee, et al. IGCS 2019. Pt-Sensitive Pt-Resistance Limited Response Rates for Available Treatments: 0% 5% 10% 15% 20% 25% 30% Stage IC Stage II-IV Stage IA-IB <10%2 14%2 15%3 26%2 24%4

# KRAS wt patients represent 70% of the LGSOC patient population

Verastem Oncology

- LGSOC is a type of ovarian cancer that disproportionately affects younger women
- 1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year
- A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10-yr prevalence ~80,000 worldwide, ~6,000 US)
- Patients often experience significant pain and suffering from their disease over time
- Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available

**~30% of LGSOC Patients Have KRAS mt**
**~70% of LGSOC Shows RAS Pathway-Associated mts**



Non-RAS-associated, 30%
KRAS mutant, 30%
Other RAS-associated gene mutations, 20%
NRAS, BRAF, ARAF mutant, 20%

Source: AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis

**Source:** Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018.

18

# RAMP 201: KRAS Mutated (mt) and Wild Type (wt), Phase 2, Recurrent LGSOC Adaptive Design for Potential Accelerated Approval

Verastem Oncology

- LGSOC
- Measurable disease (RECIST 1.1)
- Prior MEKi allowed
- Approximately 64

**Selection Phase***

Defactinib+VS-6766
KRAS-mt
(n=16)

VS-6766 Mono
KRAS-mt
(n=16)

Defactinib+VS-6766
KRAS-wt
(n=16)

VS-6766 Mono
KRAS-wt
(n=16)

*New cohorts added via protocol amendment*

**Expansion Phase****

Selected Regimen based on ORR
Add ~20-30 patients with KRAS mt
Add ~20-40 patients with KRAS wt
**Total Expected Range of Patients: 104- 134**

**Primary Endpoint ORR**

Hierarchical evaluation of:

1) In KRAS mt patients
2) All patients (KRASmt & wt)

**FDA Was Supportive of Development Strategy, Adaptive Design, and Addition of KRAS wt to Selection Phase**

**Registration-directed Study Commenced in Nov. 2020 with estimated Primary Completion Date for the Expansion Phase of June 2023 (clinicaltrials.gov)**

*Dosing: Defactinib + VS-6766 combo: Defactinib 200mg PO BID: 21/28 days + VS-6766 3.2mg PO 2x/wk 21/28 days; VS-6766 monotherapy: VS6766 4.0 mg PO 2x/wk 21/28 days
**Expansion Phase – final sample size to be adjusted based on adaptive design

19

20 NSCLC KRAS G12C3 Pancreatic3 LGSOC3 Endometrioid3 Metastatic uveal melanoma3 ~4k ~2k wild type kras mutation ~6K patients US1 ~80K patients WW1 Patient-months of Therapy Per Year2 (across all 2L+ patients) 1 Source: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020 2 Patient-months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of therapy; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific publications. Duration of therapy estimates from clinical studies and clinician experience. Patient-months on therapy is for 2nd-line+ patients 3 NSCLC KRAS G12C 2nd line patients (incidence); Pancreatic RAS/RAF mutant 2nd-line patients (incidence); LGSOC KRAS mutant and wild-type patients (prevalence); Endometrioid RAS/RAF mutant 2nd- line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd-line patients (incidence) LGSOC market opportunity larger or comparable to other high unmet need KRAS opportunities Prevalence - 50,000 100,000 150,000

VS-6766 +/- Defactinib in NSCLC

22 0 5 10 15 G12C G12V G12D G12A G13C G12S G13D % of Patients KRAS Mutation Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping5 Appropriate targeted agent Chemotherapy  Docetaxel  Gemcitabine  Pemetrexed Prior PD-(L)1 No Prior PD-(L)1 PD-(L)1 Chemo  PD-(L)1 PD-(L)1 single agent or PD-(L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/B RAF (targeted) Non-targeted PD-(L)1  1% Non-Targeted PD-(L)1  1% NSCLC Adenocarcinoma3 US Annual Incidence1,2: 92K WW Annual Incidence1,2: 836K KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma (EGFR 17%, ALK 7%)4  SOC in recurrent disease is chemotherapy  Pre-PD-(L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30–45% High Unmet Need in Refractory KRASm NSCLC Adenocarcinoma 1 Globocan, 2018 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non-small cell lung cancer guidelines Version 3.2020 Recurrence Recurrence

# VS-6766 Inhibits CRAF - The key driver of KRAS-G12V mutant NSCLC

A Precision Approach to KRAS-G12V Driven NSCLC



$KRAS^{G12V}$
CRAF
BRAF
PI3K
MEK/ERK
AKT/mTOR
Tumor Growth

- $KRAS^{G12V}$ signals mainly through RAF/MEK in contrast to other variants, such as KRAS-G12D, which signal more through PI3K/AKT
- $KRAS^{G12V}$ models are especially dependent on CRAF



RAF family
$IC_{50}$(CRAF●): 0.056 ± 0.016 μmol/L
$IC_{50}$(BRAF □): 0.019 ± 0.0030 μmol/L
$IC_{50}$(BRAF V600E▲): 0.0082 ± 0.0015 μmol/L
% Inhibition
VS-6766 conc. (μmol/L)



CRAF Drives $KRAS^{G12V}$ NSCLC[1,3]
CRAF KO vs. WT
Survival (%)
Age (weeks)
c-Raf lox/lox
c-Raf +/+
+83% ↑OS
BRAF KO vs. WT
Survival (%)
Age (weeks)
B-Raf lox/lox
B-Raf +/+

CRAF, but not BRAF, ablation improves survival of mice with $KRAS^{G12V}$ induced lung cancer *in vivo*

Source: Ishii et al. *Cancer Res* (2013), Blasco, R. B. et al. *Cancer Cell* (2011), Lito, P. et al. *Cancer Cell* (2014), Sanclemente, M. et al. *Cancer Cell* (2018)

23

24 VS-6766 +/- FAKi induces significant tumor regression in KRAS G12V mt NSCLC in vivo model, with clear differentiation from trametinib Doses Tested Trametinib: 0.1 mg/kg QD (5 days/week) VS-6766: 0.1 mg/kg QD (5 days/week) FAKi: 50 mg/kg BID (5 days/week) KRAS G12V mutant; Trp53 KO NSCLC • VS-6766 monotherapy caused tumor regression • VS-6766 + FAKi showed stronger regression • No significant anti-tumor effect of trametinib at same dose level Source: Coma et al. AACR 2021

25 Case Study: Response to VS-6766 + defactinib in a patient with KRAS G12V mutant NSCLC Source: Krebs et al. AACR 2021 May 2019: Diagnosed with NSCLC June 2019 - Sept 2019: Treated with first line Carboplatin + Pemetrexed + Pembrolizumab Oct 2019: Progression, palliative RT to right hip Nov 2019 – present: On treatment in FRAME study VS-6766 + Defactinib VS-6766 + Defactinib

26  Preclinical evidence suggests combination with Defactinib may improve efficacy in KRASG12V  Activity of VS-6766 as a single agent and in combo with Defactinib in KRASG12V VS-6766 ± Defactinib Has a Confirmed 57% ORR in KRASG12V NSCLC in Integrated Analysis Strong Signal Identified in KRASG12V to Be Further Validated Source: 1 Guo, et al Lancet Oncology 2020 2 Banerji, AACR VM 1, April 27, 2020, CT143 *On Treatment Best Response by RECIST in KRASG12V NSCLC Time on Treatment for KRASG12V NSCLC 0% 0% -8% -38% -38% -61% -68% -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% Mono Mono Mono Combo Mono Combo Mono Best Response (% Change from Baseline) All Confirmed Responses NSCLC (57% ORR; N=7) Mono = VS-6766 Monotherapy1 Combo = VS-6766 + Defactinib2 * * + 7 17 18 18 18 58 0 5 10 15 20 25 30 35 40 45 50 55 60 Mono Mono Combo Mono Combo Mono Mono Weeks on Treatment 215 214 * * + 4.0 mg VS-6766/200 mg defactinib

# NSCLC Clinical Strategy: KRAS Mutant (mt), Enriched G12V, Phase 2, Recurrent NSCLC for Potential Accelerated Approval

Verastem Oncology

**Eligibility**

- Recurrent NSCLC
- 1-2 prior regimens
- 1 prior platinum-containing chemo;
- Prior CPI unless contraindicated
- Measurable disease (RECIST 1.1)
- Appropriate approved therapy for other relevant mutations
- No prior MEKi, no prior KRAS-specific targeted therapy
- No untreated CNS metastases
- ECOG OS 0-1

**Selection Phase**

- Defactinib+VS-6766[1]
  KRAS mt G12V
  N=16
- VS-6766[2]
  KRAS mt G12V
  N=16
- Defactinib+VS-6766[1]
  KRAS mt non-G12V
  N=25, maximum

**Expansion Phase**

- KRAS Mutant – G12V
  Selected Regimen based on ORR
- KRAS Mutant – non-G12V
  - Exploratory mutation-specific cohort analyses for ORR

**Outcome**

- **Final G12V sample size to be discussed with FDA**
- **Non-G12V Cohorts TBD based on results of exploratory analysis**

**This Registration-directed Phase 2 Study commenced December 2020 with an estimated Primary Completion Date for the Expansion Phase of March 2023 (clinicaltrials.gov)**

[1] Defactinib 200 mg PO BID (21/28 days) + VS-6766 3.2 mg PO 2x/wk (21/28 days)
[2] VS-6766 4.0 mg PO 2x/wk (21/28 days)

27

Future Opportunities: VS-6766 as Backbone of RAS Therapy

29 29 H 2 1 2 2 S W 8 3 7 H 1 3 7 3 S W 1 5 7 3 H 3 5 8 H 2 0 3 0 M I A P A C A 2 0 10 20 30 40 50 VS-6766 + AMG 510 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism Indication CRC Vertical Blockade: Preclinical synergy in combination with several promising targets H 2 1 2 2 H 1 3 7 3 M I A P A C A 2 H 3 5 8 S W 1 5 7 3 H P A C A S P C 1 A 4 2 7 H P A F I I S K L U 1 P A N C 0 3 2 7 H 2 2 9 1 C F P A C 1 H 2 4 4 4 C A P A N 2 H 4 4 1 -20 0 20 40 VS-6766 + Afatinib C o m b i n e d S y n e r g y S c o r e KRAS G12C KRAS G12D KRAS G12V 80% (4/5) 100% (6/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism H 2 1 2 2 S W 1 5 7 3 H 1 3 7 3 M I A P A C A 2 H 3 5 8 A S P C 1 H P A F I I A 4 2 7 H P A C S K L U 1 C A P A N 2 C F P A C 1 H 2 2 9 1 P A N C 0 3 2 7 H 2 4 4 4 H 4 4 1 -20 -10 0 10 20 30 40 VS-6766 + LY-3214996 C o m b i n e d S y n e r g y S c o r e NSCLC PDAC Synergy Antagonism 100% (5/5) 66% (4/6) 60% (3/5) KRAS G12C KRAS G12D KRAS G12V Indication VS-6766 + pan-HERi (Afatinib) VS-6766 + ERK1/2i (LY3214996) VS-6766 + SHP2i (RMC-4550) H 2 1 2 2 M I A P A C A 2 H 3 5 8 H 1 3 7 3 S W 1 5 7 3 A 4 2 7 H P A C H P A F I I S K L U 1 A S P C 1 P A N C 0 3 2 7 C F P A C 1 H 2 4 4 4 H 2 2 9 1 C A P A N 2 H 4 4 1 -20 0 20 40 VS-6766 + BI-3406 C o m b i n e d S y n e r g y S c o r e KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 83% (5/6) 60% (3/5) Indication NSCLC PDAC Synergy Antagonism VS-6766 + SOS1i (BI-3406) Presented at RAS-Targeted Drug Discovery (February 23-25, 2021) VS-6766 + G12Ci (AMG 510) H 2 1 2 2 S W 8 3 7 H 1 3 7 3 S W 1 5 7 3 H 3 5 8 H 2 0 3 0 M I A P A C A 2 0 10 20 30 40 50 VS-6766 + AMG 510 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism Indication CRC H 2 1 2 2 S W 8 3 7 S W 1 5 7 3 H 3 5 8 M I A P A C A 2 H 1 3 7 3 0 10 20 30 40 50 VS-6766 + MRTX849 C o m b i n e d S y n e r g y S c o r e NSCLC PDAC Synergy Antagonism Indication CRC VS-6766 + G12Ci (MRTX849)

30 30 Synergy of VS-6766 + G12C inhibitor AMG 510 across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Trametinib: 0.3 mg/kg QD VS-6766: 0.3 mg/kg QD FAKi: 50 mg/kg BID AMG 510: 30 mg/kg QD -100 0 100 200 300 400 Response at Day 10 R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 Vehicle Trametinib 10 PR VS-6766 FAKi AMG510 AMG510 + Trametinib AMG510 + VS-6766 AMG510 + FAKi VS-6766 + FAKi AMG510 + VS-6766 + FAKi -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR Response @ Day 10 VS-6766 & FAKi potentiate AMG 510 efficacy in KRAS G12C mutant NSCLC in vivo; Tumor regression in all mice with triple combination VS-6766 + AMG 510 yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C mutant NSCLC AMG 510 VS-6766 4h 48h p-ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C mutant NSCLC Concentrations Tested AMG 510: 100 nM VS-6766: 100 nM Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors VS-6766 + AMG 510 VS-6766 + MRTX849 H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 0 5 10 15 20 25 30 0 500 1000 1500 2000 Tumor growth Days after cell inoculation T u m o r v o l u m e ( m m 3 + / - S E M ) Vehicle AMG510 AMG510 + FAKi AMG510 + VS-6766 AMG510 + VS-6766 + FAKi VS-6766 Preclinical synergy of VS-6766 + G12C inhibitors in KRAS G12C mt models Presented at RAS-Targeted Drug Discovery (February 23-25, 2021)

31 31 S W 1 5 7 3 H 1 3 7 3 H 3 5 8 M I A P A C A 2 H 2 1 2 2 A 4 2 7 S K L U 1 H P A F I I A S P C 1 H P A C H 2 2 9 1 H 2 4 4 4 C A P A N 2 H 4 4 1 P A N C 0 3 2 7 C F P A C 1 -40 -20 0 20 40 VS-6766 + M2698 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication M I A P A C A 2 H 3 5 8 H 1 3 7 3 S W 1 5 7 3 H 2 1 2 2 H P A C A 4 2 7 A S P C 1 H P A F I I S K L U 1 C F P A C 1 H 2 2 9 1 H 4 4 1 H 2 4 4 4 P A N C 0 3 2 7 C A P A N 2 -20 -10 0 10 20 VS-6766 + Defactinib C o m b i n e d S y n e r g y S c o r e KRAS G12C KRAS G12D KRAS G12V 40% (2/5) 83% (5/6) 20% (1/5) Indication NSCLC PDAC Synergy Antagonism Parallel Pathway Blockade: Two synergistic combinations already progressed to clinical stage H 2 1 2 2 M I A P A C A 2 H 1 3 7 3 H 3 5 8 S W 1 5 7 3 A 4 2 7 H P A C A S P C 1 H P A F I I S K L U 1 C F P A C 1 C A P A N 2 H 2 2 9 1 P A N C 0 3 2 7 H 4 4 1 H 2 4 4 4 -20 -10 0 10 20 30 40 VS-6766 + Palbociclib C o m b i n e d S y n e r g y S c o r e KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 50% (3/6) 100% (5/5) Indication NSCLC PDAC Synergy Antagonism VS-6766 + mTORi (Everolimus) VS-6766 + CDK4/6i (Palbociclib) VS-6766 + p70S6K/AKTi (M2698) VS-6766 + FAKi (Defactinib) Presented at RAS-Targeted Drug Discovery (February 23-25, 2021) S W 1 5 7 3 H 1 3 7 3 H 3 5 8 M I A P A C A 2 H 2 1 2 2 A 4 2 7 S K L U 1 H P A F I I A S P C 1 H P A C H 2 2 9 1 H 2 4 4 4 C A P A N 2 H 4 4 1 P A N C 0 3 2 7 C F P A C 1 -40 -20 0 20 40 VS-6766 + M2698 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication

32 Key VSTM Milestones 2020-2022 LGSOC NSCLC Corporate 1H2020 2H2020 1H2021 2H2021 1H2022 VS-6766 In- Licensed from Chugai Copiktra divested to Secura Bio RAMP-201 Amended to Include KRAS wt patients in Selection Phase RAMP-201 Study Initiated RAMP-202 Study Initiated RAMP-201 Top-Line Data from Selection Phase & Initiate Expansion Phase RAMP-202 Top-Line Data from Selection Phase & Initiate Expansion Phase PIPE Financing for New Clinical Program Updated data from FRAME NSCLC cohort Updated data from FRAME LGSOC cohort FDA Breakthrough Therapy Designation

Corporate

34 Key Financial Statistics Cash, cash equivalents & investments as of 3/31/2021 $127.1M Shares fully diluted as of 3/31/2021 195.8M 5.00% Convertible Senior Notes Due 2048 (2018 Notes) as of 3/31/2021 $0.3M* 5.00% Convertible Senior Notes Due 2048 (2020 Notes) as of 3/31/2021 $28.0M** Insider ownership (outstanding / vested) as of 3/31/2021 8.7% / 4.9% As of March 31, 2021 * The 2018 Notes have an initial conversion rate of 139.5771 shares of Common Stock per $1,000 which translates to an initial conversion price of $7.16 per share of Common Stock. ** The 2020 Notes have an initial conversion rate of 307.6923 shares of Common Stock per $1,000 which translates to an initial conversion price of $3.25 per share of Common Stock.

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# High Unmet Needs in RAS/RAF/MEK/ERK-Driven Cancers


KRAS-mutant Cancers[1]
NSCLC Incidence[3,5]: 194K
31%
Pancreatic Incidence[5]: 58K
98%
Uterine Endometrioid Incidence[4,5]: 59K
21%
Colorectal Incidence[5]: 105K
45%
Ovarian Incidence[5]: 22K
5%
NRAS-mutant Cancers[1]
Melanoma Incidence[5]: 108K
28%
Multiple Myeloma Incidence[5]: 32K
20%
BRAF-mutant Cancers[2]
Melanoma Incidence[5]: 108K
60%
Ovarian Incidence[5]: 22K
35 – 60%
Papillary Thyroid Incidence[5,6]: 42K
30 – 80%

### Breadth of potential opportunity

- 30% of all human cancers are driven by mutations of the RAS family of genes

### Established prognostic significance

- Patients with mutations of the RAS family have an overall worse prognosis

### Challenges with conventional approaches

- Modest progress; limited number of approved therapies
- Single agent therapies (e.g.,, MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Current RAS inhibitors in development address only a minority of all RAS mutated cancers

**Incidence Sources:**

[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]85% of lung cancer is NSCLC (Lu et. al. *Cancer Manag Res.* 2019); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)

**References:**

McCormick F Clin Cancer Res 15April2015; Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

36

37 37 KRAS G12V and G12D Represent ~50% of KRAS Mutations across Human Cancers 21.40% G12V 25.30% G12D 5.10% G12A 13.30% G12C 2.70% Q61H 32.20% Others Pancreatic Adenocarcinoma1 G12D G12V G12R Q61H Q61R G12A G12C 0 10 20 30 Pancreatic Cancer KRAS Mutation % o f p a t i e n t s Uterine Endometrioid Carcinoma1 G12D G12V G13D G12A G12C G13C Q61H 0 2 4 6 8 10 Uterine Endometrioid Carcinoma KRAS Mutation % o f p a t i e n t s 1 TCGA PanCancer Atlas (cBioPortal analysis) 2 90% of all uterine cancers are of the endometrial type (ACS) 3 Cancer Statistics 2020 (Siegel et al. CA Cancer J Clin 2020; 70:7-30) Annual Incidence3: 58K Annual Incidence2,3: 59K % frequency in a total of 780 cancer patients with KRAS mutations1

38 38 VS-6766 and FAK inhibitor combination leads to more robust anti-tumor efficacy in vivo Ovarian cancer model (TOV-21g KRAS(G13C) mutant) NSCLC cancer model (H2122 KRAS(G12C) mutant) J. Paradis, AACR 2020 0 5 10 15 0 200 400 600 Tumor growth Days on treatment T u m o r v o l u m e ( m m 3 + / - S E M ) Vehicle FAKi 50 mg/kg BID VS-6766 0.3 mg/kg QD VS-6766 + FAKi Trametinib 0.3 mg/kg QD 0 5 10 15 0 100 200 300 400 500 Tumor growth VS-4718 + CH5126766 Days on treatment T u m o r v o l u m e ( m m 3 + / - S E M ) Vehicle Trametinib 1.5 mg/kg QD FAKi 50 mg/kg BID VS-6766 1.5 mg/kg QD VS-6766 + FAKi FAK i + ME K i combin ation is cytotoxic in vi vo CTL ME K i FAK i Combo *** ****** T rametinib + VS-4718 is more eﬃcient than one alon e. Each inhbitor is cytostatic , the combin ation is cytotoxic In vitro T rametinib + VS-4718 induced mo re apop tosis in vitro than each one alone Vehicle Trametinib 1 mg/kg QD FAKi 50 mg/kg BID Trametinib + FAKi Uveal melanoma model (92.1 GNAQ mutant)

39 39 Overcoming Key Resistance Mechanisms to MEK Inhibitors ▪ MEK inhibition induces compensatory activation of pFAK preclinically and clinically Pre dose Post VS-6766 Post com bination 0 50 100 150 p-FAK H - S c o r e o Trametinib induced ↑ pFAK (Y397) preclinically in KRAS mt NSCLC cell lines o Also observed in patients • VS-6766 induced ↑ pFAK (Y397) as a potential resistance mechanism in the majority of patients • Combination with defactinib reduced this compensatory pFAK signal = Feedback Reactivation References: Banerji, BTOG Dublin, Jan 23, 2019 Banerji, AACR VM 1, April 27, 2020, CT143

Pharmacokinetic Profiles of VS-6766 + Defactinib in Combination Similar to that seen in Single Agent Studies

Verastem Oncology

40

VS-6766

Cohort	Dose (mg)	N	Subject	AUC_{0-24h} (h*ng/mL)	C_{max} (ng/mL)
1	3.2 (with 200mg VS)	3	Mean	6179	354
			CV%	32.1	30.4
2a	4 (with 200mg VS)	5	Mean	5353	289
			CV%	15.8	16.0
2b	3.2 (with 400mg VS)	1	FRA101-007	3302	229

Defactinib

Cohort	Dose (mg)	N	Subject	AUClast (h*ng/mL)	Cmax (ng/mL)
1	200 (with 3.2mg RO)	3	Mean	2071	273
			CV%	103	80
2a	200 (with 4mg RO)	5	Mean	2252	318
			CV%	124	117
2b	400 (with 3.2mg RO)	3	Mean	2807	360
			CV%	31	32

40

Reference: Banerji, AACR VM 1, April 27, 2020, CT1

41 VS-6766 in Combination with Defactinib Shows Robust ORR with Durability in Refractory LGSOC at Phase 2 Dose Level • ORR in KRAS mt = 50% (3/6); data still maturing • Current overall ORR = 45% (5/11); data still maturing • 9/11 (82%) still on study at RP2D1 • 2 pts on treatment for 2.5 yrs 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 FRA101038 FRA101037 FRA101035 FRA102010 FRA101033 FRA101032 FRA101028 FRA101024 FRA101025 FRA101001 FRA101002 Time on Treatment (months) * * * * * # * * * # * G12A G12V WT WT Undocumented D33E, I24N G12D G12D G12D WT WT Time on Treatment      Previous MEK inhibitor treatment Continuing on treatment * Approaching PR # Time to response  Partial Response Stable Disease 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (months) R e s p o n s e ( % c h a n g e f r o m b a s e l i n e ) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS G12D FRA101028 - Undocumented FRA101032 - KRAS D33E, I24N FRA101033- KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment All patients on RP2D: 3.2 mg VS-6766 (2x/wk) + 200 mg Defactinib (BID) q3/4 wks 1 Data cutoff date August 17, 2020

42  Synergy of VS-6766 + everolimus observed broadly across cancer cell lines with various KRAS mutation variants  A well-tolerated RP2D for VS-6766 + everolimus has been established with intermittent dosing of both agents (twice weekly; 3 wks on/1 wk off)  KRAS mutant NSCLC expansion cohort is currently ongoing with VS-6766 + everolimus Status: Combination of VS-6766 with Everolimus (mTOR inhibitor) VS-6766 + Everolimus Presented at RAS-Targeted Drug Discovery (February 23-25, 2021) S W 1 5 7 3 H 1 3 7 3 H 3 5 8 M I A P A C A 2 H 2 1 2 2 A 4 2 7 S K L U 1 H P A F I I A S P C 1 H P A C H 2 2 9 1 H 2 4 4 4 C A P A N 2 H 4 4 1 P A N C 0 3 2 7 C F P A C 1 -40 -20 0 20 40 VS-6766 + M2698 C o m b i n e d S y n e r g y S c o r e NSCLC Panc Synergy Antagonism 80% (4/5) 66% (4/6) 80% (4/5) KRAS G12C KRAS G12D KRAS G12V Indication

43 43 VS-6766 upregulates MHC Class I antigens on tumor cells: a mechanism for potentiation of I/O efficacy Cell Line Tumor type RAS/RAF mutation status A549 Lung KRASmut G12S TOV21g Ovarian KRASmut G13C SKMEL5 Melanoma BRAFmut V600E IGR-1 Melanoma BRAFmut V600E WM115 Melanoma BRAFmut V600E A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 B2M R e l a t i v e m R N A L e v e l s DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 8 HLA-A R e l a t i v e m R N A L e v e l s DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0 2 4 6 TAP-1 R e l a t i v e m R N A L e v e l s DMSO VS-6766 KRAS mt BRAF mt A549 TOV21g SKMEL5 IGR1 WM115 0.0 0.5 1.0 1.5 2.0 2.5 TAP-2 R e l a t i v e m R N A L e v e l s DMSO VS-6766 KRAS mt BRAF mt VS-6766 @ 1 µM (except SKMEL5 and IGR-1, 300 nM)

44 44 VS-6766 enhances tumor growth inhibition when combined with anti-PD-1 in the CT26 KRAS (G12D) syngeneic model -100 0 100 200 300 400 Response at Day 13 % C h a n g e i n T u m o r V o l u m e Vehicle VS-6766 anti-PD-1 VS-6766 + anti-PD-1 20 40 60 80 100 0 20 40 60 80 100 Survival Time P e r c e n t s u r v i v a l VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Day 11, Last dose anti-PD-1 Day 28, Last dose VS-6766 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 Survival Days after first dose P e r c e n t s u r v i v a l VS-6766 + anti-PD-1 anti-PD-1 3 mg/kg 2xW x 4 doses VS-6766 0.5 mg/kg QD x 28 days Vehicle Tumor re-challenge in tumor-free mice showed immune memory with increased memory T cells 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 200 400 600 800 1000 1200 Tumor growth Days after first dose T u m o r v o l u m e ( m m 3 + / - S E M ) Vehicle VS-6766 0.5 mg/kg QD anti-PD-1 3 mg/kg 2xW VS-6766 + anti-PD-1

45 NSCLC KRAS G12C3 Pancreatic3 LGSOC1 Endometrioid3 Metastatic uveal melanoma3 LGSOC Market Opportunity – Reference Calculations Patient-months of Therapy Per Year (across all 2L+ patients)2 Average months on Therapy (per patient)2 Number of Patients (2L+)2 - 10,000 20,000 30,000 40,000 1 Prevalence used for LGSOC patient population estimate. Sources: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020 2 Patient-months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of therapy; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort 9.0 public, and scientific publications. Duration of therapy estimates from clinical studies and clinician experience. Number of patients and months on therapy are for 2nd-line+ 3 NSCLC KRAS G12C 2nd line patients (incidence); Pancreatic RAS/RAF mutant 2nd-line patients (incidence); Endometrioid RAS/RAF mutant 2nd-line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd- line patients (incidence) - 5.00 10.00 15.00 - 50,000 100,000 150,000

46 46 A drug with a Breakthrough designation will have… ▪ Increased communication with FDA during drug development and review ▪ FDA guidance to ensure that the design of clinical trials are as efficient as practicable ▪ A cross-disciplinary project lead assigned to the FDA review team and increased involvement of senior managers and experienced review staff ▪ 29/30 drugs previously granted Breakthrough Therapy designation have been approved by the FDA

47 47 Strong Patent Protection ▪ COM for VS-6766 to 2027 & defactinib to 2028, Hatch Waxman should extend to 2032 ▪ VS-6766 intermittent dosing regimen until 2038 if granted ▪ FAK/MEK combination to 2035 ▪ VS-6766/defactinib combination until 2040 if granted ▪ Method of manufacture for VS-6766 to 2032 ▪ Other activity related to patent protection is ongoing and will continue into the future

48 Brian Stuglik Chief Executive Officer Cathy Carew Chief People & Organizational Strategy Officer Hagop Youssoufian, MSc, M.D. Head of Medical Strategy  Principal – HR Collaborative  Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan  CMO, BIND Therapeutics, EVP, Progenics,  CMO & EVP, Ziopharm Oncology, SVP, Imclone  Global VP & Chief Marketing Officer – Lilly Oncology  Founding Member – Proventus Health Solutions Daniel Paterson President and Chief Operating Officer Jonathan Pachter, Ph.D. Chief Scientific Officer  CEO – The DNA Repair Co. (now On-Q-ity)  PharMetrics (now IMS), Axion  Head of Cancer Biology – OSI (now Astellas) Rob Gagnon Chief Business and Financial Officer  CFO – Harvard Bioscience, Clean Harbors  VP of Finance – Biogen Idec Experienced Senior Management Team